SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Municipal Securities Trust covers the period ended November 30, 1999.

During the six months under review, U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.83% on May 31, 1999, to 6.29% on November 30, 1999 -- reaching a high of 6.38% on October 26, 1999. Concerned about domestic inflationary tendencies, the Federal Open Market Committee raised the federal funds target rate from 4.75% to 5.50% in three incremental steps during the reporting period.

The economy's direction and its effect on inflationary pressures will contribute to the level of volatility that impacts bond markets in the near future. During the period under review, many investors reacted swiftly to new releases of economic data or Federal Reserve Board announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing, and we find that recent market fluctuations afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolios' overall structure.




CONTENTS

Shareholder Letter .....        1

Special Feature:
Uncovering Tax-Free
Opportunities ..........        4

Fund Reports

Franklin California High
Yield Municipal Fund ...        9

Franklin Tennessee
Municipal Bond Fund ....       16

Municipal Bond Ratings .       20

Financial Highlights &
Statement of Investments       23

Financial Statements ...       36

Notes to
Financial Statements ...       40

[PYRAMID GRAPH]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds(2). You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

If the interest-rate outlook stabilizes and inflationary concerns diminish, we expect the bond markets to become less volatile and municipal bonds to perform well. The yield ratio for the Bond Buyer Municipal Bond Index versus the 30-year Treasury bond was approximately 97% at the end of the reporting period, considerably higher than the historical average of 89%, which means municipal bonds are relatively inexpensive.(1)

Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Generally, a taxable investment would need to offer a higher yield than the taxable equivalent yield of a tax-free investment. We encourage you to discuss your financial goals with an investment representative. Mutual funds offer a level of diversification that is difficult for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

(1) The unmanaged Bond Buyer Municipal Bond Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

(2) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Sincerely,



/s/ CB Johnson
------------------------------------
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust




/s/  Sheila Amoroso
------------------------------------
Sheila Amoroso



/s/ Rafael R. Costas Jr.
------------------------------------
Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department


UNCOVERING TAX-FREE OPPORTUNITIES

[circle with writing Special Feature]

[PICTURE OF RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Co-Director of Franklin's Municipal Bond Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities at temporarily depressed prices. Generally, we concentrate on investment-grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $50 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields. (1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.



                This page is not part of the shareholder report.


Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment-grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from independent credit rating agencies. (2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.

(1.) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Ratings can change.


This page is not part of the shareholder report.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.


Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.



[Picture of Molly Butler & Stella Wong]



                         This page is not part of the shareholder report.



Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three independent credit rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.


This page is not part of the shareholder report.                              7



Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


                             This page is not part of the shareholder report.


FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)
--------------------------------------------------------------------------------

STATE UPDATE

The six-month review period marked California's sixth consecutive year of economic expansion and fifth straight year in which the state's economic growth and job creation exceeded the national average. The state realized this growth despite the Asian recession's negative effect on exports over the last two years, as services, construction and tourism sector growth made up for Asia-related declines in high technology employment.(2)

California's prominent Internet, multimedia and biotechnology industries highlight the trend toward a knowledge-based services economy, where the state is home to one in five computer software jobs in the nation. The motion picture and related video, cable and satellite programming industries, as well as the travel and tourism industries, also contributed to the service sector's strength.(3)


CREDIT QUALITY BREAKDOWN*

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND BASED ON TOTAL LONG-TERM INVESTMENTS 11/30/99

[2D pie chart]

AAA-                      9.7%

AA-                       4.6%

A-                       11.4%

BBB-                     47.9%

Below Investment Grade-  26.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

(1.) The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

(2.) Source: Moody's Investors Service, 10/15/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 25 of this report.

PORTFOLIO BREAKDOWN
Franklin California
High Yield Municipal Fund
11/30/99


                      % OF TOTAL
                       LONG-TERM
SECTOR                INVESTMENTS
---------------------------------
Tax-Supported            41.7%

Transportation           15.1%

Hospital &
Health Care              13.2%

Prerefunded               6.8%

Utilities                 6.1%

Subject to Government
Appropriation             5.9%

Other Revenue             3.4%

Corporate-Backed          2.8%

Housing                   2.4%

Higher Education          2.2%

General Obligation        0.4%


The state's diversified and growing economy, as well as its improved fiscal management, contributed to Moody's decision to upgrade the state's debt to Aa3 on October 15.(4) This marked the first time in eight years that Standard & Poor's, Moody's Investors Service and Fitch IBCA Inc., three independent credit rating agencies, have viewed California's credit as double-A. California ended fiscal 1999 with $9.6 billion in available resources, due to general and special fund surpluses, the largest amount the state has had in over two decades. These sizable balances, which should cushion the negative impacts of any future recessions, and projections for further California economic growth, albeit at a slower rate than that of the last two years, underlie the state's rosy credit outlook.(2)

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended November 30, 1999, the 30-year Treasury bond price fell 7.4%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 10.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined only 7.17%.(5)

3. Source: California Trade and Commerce Agency, California Economic Review,
6/99.

4. This does not indicate Moody's rating of the fund.

5. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

The portfolio's conservative buy-and-hold, income-oriented investment philosophy contributed to its superior performance, relative to the entire fixed-income market. The fund continued to hold a significant percentage of higher coupon bonds from previous higher interest-rate periods. Over time, this strategy can lower share price volatility and provide greater current income. Our shareholders can thus benefit from this practice, not only for income and lower volatility, but for tax efficiency and after-tax total return.

Franklin California High Yield Municipal Fund took advantage of the rising interest-rate environment to improve its portfolio structure. Higher interest rates enabled the fund to capture greater yields, improve call protection and book tax losses. These losses can then be carried forward to help offset any current or future taxable capital gains, possibly lowering shareholders' tax liabilities.

With close to $17 billion in California municipal assets, Franklin Templeton's significant presence in the state proved beneficial in finding and structuring municipal bond issues to fit the portfolio's needs, as explained in the special feature on page 4. Furthermore, the fund was able to take advantage of strong retail demand in the resale market to help maintain fund stability.

The Roseville Highland Reserve Community Facilities District was one recent purchase. Highland Reserve is a mixed-use development project with 1,770 single and multi-family residential units alongside a 168-acre retail and commercial site near Sacramento.


DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/99 - 11/30/99

                              DIVIDEND PER SHARE
                           -------------------------
MONTH                           CLASS A CLASS C
----------------------------------------------------
June                         4.65 cents   4.11 cents

July                         4.65 cents   4.11 cents

August                       4.65 cents   4.11 cents

September                    4.65 cents   4.21 cents

October                      4.65 cents   4.21 cents

November                     4.65 cents   4.21 cents
----------------------------------------------------
TOTAL                      27.90 CENTS   24.96 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

The project benefits from a superior location along Highway 65 and across the freeway from the new Galleria Mall. The retail demand expected from the Galleria Mall, as well as a need for available residential lots in the growing Roseville market, should bode well for this project.

The reporting period comes near the close of two years with very large municipal issuance. In 1998, new supply nationally reached a near-record $286 billion, while 1999 issuance followed at a solid pace, possibly reaching $230 billion by year-end. Supply should stabilize looking forward, as the higher interest-rate environment significantly reduces refunding opportunities. Diminishing expectations for primary and secondary bond issuance should result in continued solid demand for institutional and retail California municipal bonds. With the California municipal bond-to-Treasury yield ratio above 92% at the reporting period's end, we believe the fund is well-positioned to perform favorably in the future.

This discussion reflects our views, opinions and portfolio holdings as of November 30, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


CLASS A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, total return and yield to shareholders (see Additional Performance). Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.34% and 4.97% for Classes A and C respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 11/30/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return           -4.53%
Net Asset Value (NAV)            (11/30/99) $9.84       (5/31/99) $10.60
Change in NAV                    -$0.76
Distributions (6/1/99-11/30/99)  Dividend Income        $0.2790

CLASS C
Six-Month Total Return           -4.80%
Net Asset Value (NAV)            (11/30/99) $9.87       (5/31/99) $10.63
Change in NAV                    -$0.76
Distributions (6/1/99-11/30/99)  Dividend Income        $0.2496


            Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                 INCEPTION
CLASS A                                   1-YEAR      5-YEAR      (5/3/93)
--------------------------------------------------------------------------
Cumulative Total Return(1)                 -6.68%     +41.33%     +41.87%

Average Annual Total Return(2)            -10.65%      +6.23%      +4.70%



                                                                 INCEPTION
CLASS C                                   1-YEAR      3-YEAR      (5/1/96)
--------------------------------------------------------------------------
Cumulative Total Return(1)                -7.10%      +10.25%     +18.26%
Average Annual Total Return(2)            -8.91%       +2.97%      +4.39%

AS OF 11/30/99

SHARE CLASS                                          A          C
--------------------------------------------------------------------
Distribution Rate(3)                                5.43%      5.10%

Taxable Equivalent Distribution Rate(4)             9.91%      9.31%

30-Day Standardized Yield(5)                        5.49%      5.12%

Taxable Equivalent Yield(4)                        10.02%      9.35%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on November 30, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


                               FRANKLIN TENNESSEE
                               MUNICIPAL BOND FUND


CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
11/30/99

[2d pie chart]

AAA -                    48.4%

AA -                     39.4%

A -                       4.5%

BBB -                     7.0%

Below Investment Grade -  0.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)

STATE UPDATE(2)

Tennessee's economy registered steady, though moderate, growth during the six-month reporting period. The state's slower growth rate, compared to the national average, resulted in part from cutbacks in the apparel and textile industries, as well as a dramatic slowdown in service industry employment growth. Although cyclical, the automobile industry has come to play a greater role in the state's manufacturing employment, with companies such as Peterbilt, Nissan and Saturn building plants in Tennessee.

On a positive note, the state's solid fiscal management places it well below the national average for debt levels. The state's limited borrowing and pay-as-you-go financing contributed to a debt-to-income ratio under the median for the 50 states. However, Tennessee's constitutional balanced budget requirement will necessitate tax reform in the near future. One-time revenues closed the gap to balance the fiscal 2000 budget, while the state projects a $382 million deficit for the fiscal 2001 budget. To address this issue, the state legislature held a November session on tax reform.

(1) The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's Investors Service, 10/25/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 32 of this report.

Low business costs, affordable housing and further industrial diversification should bolster Tennessee's economy going forward. Meanwhile, the state's balanced budget requirement and possible tax reform should address the projected fiscal 2001 budgetary deficit, allowing the state to maintain its excellent credit status.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended November 30, 1999, the 30-year Treasury bond price fell 7.4%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 10.1%. By comparison, your fund's share price, as measured by net asset value, declined 7.53%.(3)

Franklin Tennessee Municipal Bond Fund took advantage of rising interest rates to book tax losses and reinvest the proceeds at higher yields. These losses can be carried forward and used to help offset current or future capital gains and reduce our shareholders' tax liabilities. In this process, we sold Shelby County Public Improvement and School General Obligation, Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, and Hallsdale-Powell Utility District of Knox County Water and Sewer Revenue bonds during the reporting period.



PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/99

                           % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------
General Obligation           24.3%

Utilities                    16.7%

Hospital & Health Care       14.5%

Housing                      10.8%

Higher Education              8.2%

Subject to Government
Appropriation                 6.6%

Prerefunded                   6.1%

Transportation                5.9%

Corporate-Backed              5.4%

Tax-Supported                 1.3%

Other Revenue                 0.2%

(3) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class A
6/1/99 - 11/30/99

               DIVIDEND
MONTH          PER SHARE
------------------------
June           4.4 cents

July           4.4 cents

August         4.4 cents

September      4.5 cents

October        4.5 cents

November       4.5 cents
------------------------
TOTAL         26.7 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


In addition to promoting tax efficiency, the reporting period's rising interest rates resulted in increased opportunities for the fund to enhance its structure and current, tax-free income. As a result, we were able to increase its monthly dividend from 4.4 to 4.5 cents in September. In our effort to provide shareholders with a steady stream of long-term income, we sought bonds with good call protection. Portfolio additions during the reporting period included Cleveland Public Improvement General Obligation, West Carroll Special School District, Memphis-Shelby County Airport Authority Airport Revenue and Tennessee Housing Development Agency bonds, all of which have at least ten years' call protection.

These portfolio additions should play a pivotal role in protecting the fund's long-term income-earning potential. At the same time, they maintained broad sector diversification, helping reduce the fund's exposure to risk and volatility that may affect any one sector.

Tennessee's steady economic growth and low debt burden, combined with the growing need for new infrastructure such as highways, schools and affordable housing, should sustain the demand for new borrowing. Taking these factors into consideration, we anticipate a positive future for the state's municipal bond supply.

This discussion reflects our views, opinions and portfolio holdings as of November 30, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 11/30/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return           -5.12%
Net Asset Value (NAV)            (11/30/99) $10.32     (5/31/99) $11.16
Change in NAV                    -$0.84
Distributions (6/1/99-11/30/99)  Dividend Income       $0.267

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99

                                                             INCEPTION
CLASS A                                1-YEAR     5-YEAR     (5/10/94)
----------------------------------------------------------------------
Cumulative Total Return(1)              -6.40%    +37.07%     +35.41%

Average Annual Total Return(2)          -10.41%    +5.59%      +4.72%


AS OF 11/30/99

SHARE CLASS                                        A
-------------------------------------------------------
Distribution Rate(3)                              5.12%

Taxable Equivalent Distribution Rate(4)           9.02%

30-Day Standardized Yield(5)                      5.27%

Taxable Equivalent Yield(4)                       9.28%

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Franklin Tennessee Municipal Bond Fund

CLASS A (formerly Class I): Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, total return and yield to shareholders (see Additional Performance). Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.88%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $10.78 on November 30, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1999.

Past performance does not guarantee future results.


MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                   CLASS A
                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                         YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 1999   ------------------------------------------------------
                                                   (UNAUDITED)(3)       1999       1998       1997          1996       1995
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  10.60        $  10.65   $  10.10   $   9.81      $   9.93   $  9.73
                                                  --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .28             .57        .62        .63           .64       .66
 Net realized and unrealized gains (losses) ...           (.76)           (.04)       .55        .29          (.10)      .18
                                                  --------------------------------------------------------------------------
Total from investment operations ..............           (.48)            .53       1.17        .92           .54       .84
                                                  --------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.28)(5)        (.57)      (.62)      (.63)(4)      (.66)     (.64)
 In excess of net investment income ...........             --            (.01)        --         --            --        --
                                                  --------------------------------------------------------------------------
Total distributions ...........................           (.28)           (.58)      (.62)      (.63)         (.66)     (.64)
                                                  --------------------------------------------------------------------------
Net asset value, end of period ................       $   9.84        $  10.60   $  10.65   $  10.10      $   9.81   $  9.93
                                                  ==========================================================================

Total return(1) ...............................          (4.53%)          5.07%     11.78%      9.64%         5.55%     9.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $545,161        $583,752   $412,211   $213,396      $118,313   $51,102
Ratio to average net assets:
 Expenses .....................................            .48%(2)         .44%       .35%       .34%          .35%      .20%
 Expenses excluding waiver and payments
  by affiliates ...............................            .66%(2)         .71%       .69%       .75%          .81%      .88%
 Net investment income ........................           5.48%(2)        5.22%      5.81%      6.24%         6.49%     6.89%
Portfolio turnover rate .......................          23.83%          14.31%     37.75%     33.79%        28.02%    57.06%

(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2)  Annualized.

(3)  Based on average shares outstanding.

(4) Includes distributions in excess of net investment income in the amount of $.001.

(5) Includes distributions in excess of net investment income in the amount of $.004.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                 CLASS C
                                                       -----------------------------------------------------------
                                                        SIX MONTHS ENDED                YEAR ENDED NOVEMBER 31,
                                                       NOVEMBER 30, 1999  ----------------------------------------
                                                         (UNAUDITED)(3)     1999      1998      1997       1996(6)
                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $ 10.63       $ 10.68   $ 10.12   $  9.82      $ 9.82
                                                       ----------------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .25           .51       .56       .57         .05
 Net realized and unrealized gains (losses) .........          (.77)         (.04)      .56       .30          --
                                                       ----------------------------------------------------------
Total from investment operations ....................          (.52)          .47      1.12       .87         .05
                                                       ----------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.25)(5)      (.51)     (.56)     (.57)(4)    (.05)
 In excess on net investment income .................            --          (.01)       --        --
                                                       ----------------------------------------------------------
Total distributions .................................          (.25)         (.52)     (.56)     (.57)       (.05)
                                                       ----------------------------------------------------------
Net asset value, end of period ......................       $  9.86       $ 10.63   $ 10.68   $ 10.12      $ 9.82
                                                       ==========================================================

Total return(1) .....................................         (4.80%)        4.48%    11.30%     9.08%        .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $74,236       $78,338   $40,363   $10,624      $  212
Ratio to average net assets:
 Expenses ...........................................          1.04%(2)       .99%      .90%      .90%        .91%(2)
 Expenses excluding waiver and payments by affiliates          1.20%(2)      1.26%     1.24%     1.31%       1.81%(2)
 Net investment income ..............................          4.94%(2)      4.66%     5.23%     5.68%       5.73%(2)
Portfolio turnover rate .............................         23.83%        14.31%    37.75%    33.79%      28.02%

(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2)  Annualized

(3)  Based on average shares outstanding.

(4) Includes distributions in excess of net investment income in the amount of $.001.

(5) Includes distributions in excess of net investment income in the amount of $.004.

(6)  For the period May 1, 1996 (effective date) to May 31, 1996.


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED)

                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS 102.1%
 BONDS 94.4%
 ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ..............   $ 1,465,000   $ 1,476,046
 Adelanto Water Authority Revenue,
   Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .........     3,410,000     3,573,475
   Water Systems Acquisition Project, Sub. Lien, Series A, 7.50%, 9/01/28 .....     2,000,000     2,095,880
 Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ...............................     1,240,000     1,206,359
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
   6.70%, 8/01/12 .............................................................     3,400,000     3,473,406
   7.00%, 8/01/19 .............................................................     4,015,000     4,208,122
 American Canyon Joint Powers Financing Authority Lease Revenue,
   Civic/Recreation Facilities, 6.40%, 6/01/22 ................................     1,000,000     1,006,960
 Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.90%, 9/02/18 .......     2,435,000     2,331,026
 Avenal PFA Revenue, Refunding,
   7.00%, 9/02/10 .............................................................     1,520,000     1,539,030
   7.25%, 9/02/27 .............................................................     3,665,000     3,710,336
 Beaumont Financing Authority Local Agency Revenue, Sewer Enterprise Project,
  Refunding, Series A,
   6.75%, 9/01/25 .............................................................     5,000,000     4,975,100
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
   6.80%, 8/01/24 .............................................................     1,510,000     1,609,841
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%,
   9/02/14 ....................................................................       440,000       453,517
 Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 ..........     1,000,000       939,210
 Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP
  94-1, Refunding, 5.625%, 9/02/29 ............................................     6,265,000     5,480,183
 Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
   1/01/00 ....................................................................       125,000       125,256
   1/01/01 ....................................................................       165,000       166,817
   1/01/02 ....................................................................       175,000       178,274
   1/01/03 ....................................................................       220,000       225,304
   1/01/04 ....................................................................       235,000       241,439
   1/01/05 ....................................................................       285,000       293,199
   1/01/06 ....................................................................       340,000       349,653
   1/01/18 ....................................................................     7,680,000     7,898,035
 California Educational Facilities Authority Revenue,
   Heald College, 5.45%, 2/15/22 ..............................................     2,485,000     2,234,065
   Heald College, 5.40%, 2/15/29 ..............................................     5,740,000     4,985,018
   Pooled College and University Projects, Series B, 6.30%, 4/01/21 ...........     1,000,000       999,890
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ...............     4,000,000     4,044,800
 California Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, Series A, 5.00%, 7/01/18 .........................    10,000,000     8,062,500
   Cedarknoll Inc., Series B, California Mortgage Insured, Pre-Refunded, 7.50%,
    8/01/20 ...................................................................     1,800,000     1,878,174
   Kaiser Permanente, Series A, 5.40%, 5/01/28 ................................    15,000,000    13,152,600
   Kaiser Permanente, Series B, 5.25%, 10/01/16 ...............................     3,250,000     2,980,803
   Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 ................     3,750,000     3,376,313
   Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ...............       990,000     1,023,997
 California HFAR, Home Mortgage
   MFHR, Home Mortgage, Series B, AMBAC Insured, 6.15%, 8/01/22 ...............     5,000,000     5,066,750
   Series B, 7.125%, 2/01/26 ..................................................       660,000       663,023
   Series F-1, 7.00%, 8/01/26 .................................................     1,075,000     1,099,704
   Series H, 6.25%, 8/01/27 ...................................................     2,430,000     2,449,124
 California PCFA,
   PCR, Pacific Gas and Electric Co., Series B, 5.85%, 12/01/23 ...............     5,000,000     4,930,250
   PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 .............     2,000,000     2,061,860

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
 BONDS (CONT.)
 California PCFA, (cont.)
   Solid Waste Disposal Revenue, Browning-Ferris Industries Inc., 6.75%, 9/01/19 .....................   $ 7,000,000   $ 6,849,850
(a)Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ................     9,100,000     8,927,737
 California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ................        55,000        58,178
 California State GO,
   FGIC Insured, 6.00%, 8/01/19 ......................................................................        30,000        30,374
   FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ........................................................     1,470,000     1,593,995
   Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 .............................................     1,250,000     1,252,213
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ........................     2,790,000     2,841,615
 California Statewide CDA,
   COP, The Internext Group, 5.375%, 4/01/17 .........................................................     6,000,000     5,281,080
   COP, The Internext Group, 5.375%, 4/01/30 .........................................................    16,800,000    14,020,272
   Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 .................    21,555,000    19,124,889
   Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 .....................     1,320,000     1,185,954
 California Statewide CDA Revenue, COP, CHFCLP Insured, Families First Inc., 7.25%, 12/01/22 .........     1,800,000     1,964,214
 Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.55%, 10/01/32 ......     5,300,000     5,360,261
 Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 .............................     1,000,000     1,108,330
 Chula Vista 1915 Act, AD No. 97-2, 6.15%, 9/02/29 ...................................................     8,440,000     8,062,985
 Clovis 1915 Act, Special Assessment, AD No. 98-1, 6.375%, 9/02/18 ...................................     1,585,000     1,510,790
 Duarte COP, Series A, 5.25%, 4/01/31 ................................................................    10,000,000     8,153,800
 Duarte RDA, Tax Allocation,
   Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ............................................     2,615,000     2,689,972
   Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ............................................     4,120,000     4,237,049
   Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ..................................       780,000       892,281
 El Dorado County Special Tax, Community Facilities District No 1992-1,
   6.125%, 9/01/16 ...................................................................................     5,000,000     4,879,400
   6.25%, 9/01/29 ....................................................................................     2,350,000     2,275,811
 El Monte PFA,
   Housing Set Aside Revenue, 5.75%, 6/01/28 .........................................................     2,570,000     2,339,857
   Tax Allocation Revenue, Multiple Redevelopment District No. 86-1, Series R, 5.75%, 6/01/28 ........     6,215,000     5,658,447
 Folsom Special Tax, CFD No. 11,
   5.65%, 9/01/18 ....................................................................................     1,000,000       924,840
   5.75%, 9/01/23 ....................................................................................     1,250,000     1,145,663
 Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.60%, 10/01/27     1,600,000     1,434,496
 Fontana Special Tax, CFD No. 12,
   6.60%, 9/01/19 ....................................................................................     3,295,000     3,273,022
   6.625%, 9/01/30 ...................................................................................     7,675,000     7,579,677
 Fontana Special Tax,
   CFD No. 2-B, Refunding, 5.70%, 9/01/12 ............................................................     1,960,000     1,896,084
   CFD No. 7, 6.125%, 9/01/28 ........................................................................     1,280,000     1,217,741
 Foothill/Eastern Corridor Agency Toll Road Revenue,
   senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ...............................................     5,500,000     6,100,435
   senior lien, Series A, Pre-Refunded, 6.00%, 1/01/34 ...............................................     8,235,000     8,888,283
 Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 ..............     6,375,000     6,449,460
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25 .......     2,500,000     2,900,175
 Gateway Refinancing Authority Revenue, Refunding, Series A, 5.55%, 9/01/25 ..........................     4,000,000     3,564,040


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                               PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                   AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
 BONDS (CONT.)
 Granada Sanitation District 1915 Act, Sewage Treatment Facilities,
 Financing District, Series A,
  7.125%, 9/02/16 ..........................................................................   $  910,000   $  932,741
  7.25%, 9/02/22 ...........................................................................      935,000      962,994
Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ........................................    3,945,000    3,869,729
Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, 6.35%, 12/01/33 ............    4,000,000    4,007,400
Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ...........................................    1,930,000    1,980,334
Hi Desert Memorial Health Care District Revenue, Refunding, 5.50%,
  10/01/15 .................................................................................    1,000,000      886,580
  10/01/19 .................................................................................    2,000,000    1,734,620
Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects,
 Refunding, 7.00%, 8/01/24 .................................................................    1,000,000    1,029,000
Imperial County Special Tax, CFD No. 98-1,
  6.45%, 9/01/17 ...........................................................................    2,155,000    2,071,214
  6.50%, 9/01/31 ...........................................................................    6,205,000    5,901,451
Indio RDAR, Housing Set Aside, Refunding, 5.375%, 8/15/22 ..................................    3,000,000    2,690,250
Irvine 1915 Act, AD No. 94-13, Group Two, 6.00%, 9/02/22 ...................................    1,000,000      953,440
Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
  3/01/18 ..................................................................................    2,300,000    2,175,156
  3/01/28 ..................................................................................    3,000,000    2,648,970
Irwindale PFA Special Tax, CFD No. 1, Refunding, 6.00%, 11/01/20 ...........................    4,450,000    4,197,240
John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 ................    1,500,000    1,609,065
Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 ..............................    1,265,000    1,305,796
Lake Elsinore RDA, Special Tax, CFD No. 90-2, Series A, 6.05%, 10/01/24 ....................    5,000,000    4,586,300
Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 9/01/19 ...............    1,000,000      986,930
Lancaster RDA, Tax Allocation, Residential Redevelopment Project, Sub. Lien,
 Refunding, 6.65%, 9/01/27 .................................................................    2,500,000    2,510,150
Lancaster RDA, Tax Allocation, Library Project, Sub. Lien, Refunding, 7.00%, 12/01/29 ......    1,780,000    1,773,343
Lemon Grove School District COP, Vista La Mesa Elementary School  Construction,
 Pre-Refunded, 6.40%, 9/01/26 ..............................................................    2,000,000    2,145,220
Livermore Special Tax, Triad Center Community Facilities District 90-1, 6.50%, 9/01/25 .....    5,215,000    4,952,686
Long Beach IDR, California State University Foundation, Refunding, Series A, 5.25%,
  2/01/13 ..................................................................................    1,000,000      960,440
  2/01/23 ..................................................................................    1,000,000      882,820
Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ..........................................      140,000      140,141
Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ............................    3,500,000    3,630,480
Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ....................................    1,150,000    1,151,300
Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 ......................    1,175,000    1,218,640
Lynwood PFA, Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ..........................    1,000,000      997,390
Lynwood PFA Lease Revenue,
  6.25%, 9/01/22 ...........................................................................    1,080,000    1,073,390
  6.30%, 9/01/29 ...........................................................................    2,680,000    2,654,781
Millbrae Elementary School District COP, Financing Project, Pre-Refunded, 6.90%, 3/01/22 ...    1,480,000    1,591,252
Modesto PFA Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 .........    1,645,000    1,663,440
Monterey Park PFA Tax Allocation Revenue, Merged Redevelopment Project Area,  5.30%, 3/01/28    2,500,000    2,116,800
M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series H, 5.90%, 7/01/20 ....    3,915,000    3,859,759
National City Community Development Commission MFHR, Park Villas Apartments,
 Series A, GNMA Secured, 5.85%, 7/20/19 ....................................................    1,545,000    1,520,095
Newman RDA, Tax Allocation, Redevelopment and Housing Project No.1, 5.375%, 8/01/27 ........    1,285,000    1,110,664
Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
 Series A, 6.25%, 3/15/28 ..................................................................    4,980,000    4,806,746
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
 Series A, 6.85%, 3/15/28 ..................................................................    1,985,000    1,972,435

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
    INVESTMENTS (CONT.)
    BONDS (CONT.)
    Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...........................   $ 2,815,000   $ 3,003,295
    Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ...................................     1,475,000     1,496,299
 (b)Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/17 ...........    10,000,000     8,000,000
    Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ..................................       500,000       511,070
    Pittsburg 1915 Act, Infrastructure Financing Authority Reassessment Revenue,
      Series A, 5.60%, 9/02/24 ..................................................................       500,000       444,930
      Sub Series B, 6.00%, 9/02/24 ..............................................................     2,710,000     2,569,514
    Pomona COP, General Fund Lease Finance, Series AB, 5.80%, 8/01/24 ...........................     2,275,000     2,109,244
    Pomona RDA, Tax Allocation, Series Y,
      5.50%, 5/01/32 ............................................................................     4,380,000     3,892,550
      Refunding-West Holt Avenue Redevelopment, 5.45%, 5/01/22 ..................................     2,360,000     2,123,339
    Port of Redwood City Revenue,
      5.40%, 6/01/19 ............................................................................       800,000       715,696
      5.125%, 6/01/30 ...........................................................................     3,200,000     2,663,264
    Rancho Water District Special Tax Community Facilities 99-1 Area A, Series A,  6.70%, 9/01/30     2,250,000     2,243,880
    Rancho Water District Special Tax Community Facilities 99-1 Area B, Series A, 6.70%, 9/01/30      2,630,000     2,609,302
    Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ..........................     2,905,000     3,047,432
    Riverside County CFD, Special Tax, senior lien, No. 87-5, Refunding, Series A, 7.00%, 9/01/13     7,335,000     7,483,680
    Roseville Special Tax, CFD No. 1-Highland, 6.30%, 9/01/25 ...................................    10,000,000     9,811,600
    Roseville Special Tax,
      North Central CFD No. 1, 5.75%, 9/01/23 ...................................................     6,000,000     5,431,800
    (a)Woodcreek West Community Facilities No. 1, 6.70%, 9/01/25 ................................     3,000,000     2,977,770
    Sacramento County Special Tax, CFD No. 1,
      Laguna, 6.375%, 10/01/24 ..................................................................     2,370,000     2,255,197
      Laguna, 6.40%, 10/01/25 ...................................................................     2,820,000     2,689,857
      Refunding, 5.60%, 12/01/12 ................................................................     1,515,000     1,445,083
      Refunding, 5.70%, 12/01/20 ................................................................     2,410,000     2,245,518
      Refunding, 6.30%, 9/01/21 .................................................................     1,575,000     1,558,274
    Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 ........................     2,665,000     2,443,485
    Salinas Valley Solid Waste Authority Revenue,
      5.75%, 8/01/18 ............................................................................       500,000       471,585
      5.80%, 8/01/27 ............................................................................     1,100,000     1,005,554
    San Bernardino Associated Communities Financing Authority COP, Granada Hills Health
     Care, Refunding and Improvement, Series A, 6.90%, 5/01/27 ..................................    10,000,000     9,665,500
    San Bernardino Joint Powers Financing Authority Lease Revenue, Department of
     Transportation Lease, Series A,  5.50%, 12/01/20 ...........................................     4,000,000     3,808,800
    San Clemente 1915 Act, AD No. 98-1, Refunding, 6.05%, 9/02/28 ...............................     3,250,000     3,105,050
    San Diego County Educational Facilities Authority No. 1 Lease Revenue, 6.50%, 8/15/15 .......       850,000       890,715
    San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ....................     3,500,000     3,996,615
    San Francisco City and County Airport Commission International Airport Revenue,
     Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ......................................     1,570,000     1,613,301
    San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%, 12/01/21       800,000       837,152
    San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and
     Restoration Assessment, FSA Insured, 6.00%, 9/02/14 ........................................       800,000       825,496
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, 5.50%, 1/15/28 .......................................................    23,200,000    21,454,432
      senior lien, 5.00%, 1/01/33 ...............................................................     9,500,000     7,962,615

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                       AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
    INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (cont.)
      senior lien, Pre-Refunded, 7.00%, 1/01/30 ..............................................   $    675,000   $   739,240
      senior lien, Pre-Refunded, 6.75%, 1/01/32 ..............................................      3,450,000     3,753,704
    San Jose Financing Authority Revenue, Convention Center Project,
     Refunding, Series C, 6.40%, 9/01/17 .....................................................      5,000,000     5,211,100
    San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ..........................      6,660,000     6,327,000
    San Marcos Public Facilities Authority Revenue,
      Refunding, 5.80%, 9/01/27 ..............................................................      3,000,000     2,749,290
      Tax Increment Project Area-3-A, sub. lien, 6.00%, 8/01/31 ..............................     14,230,000    13,135,713
    San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ....      3,000,000     2,712,600
    San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%,
      8/01/17 ................................................................................      1,330,000     1,259,444
      8/01/22 ................................................................................      4,820,000     4,422,736
    San Pablo RDA, Tax Allocation, Sub. Lien, 10th Township, Series A, 5.65%, 12/01/23 .......      1,330,000     1,233,030
    San Ramon PFA, Tax Allocation Revenue,
      Pre-Refunded, 6.90%, 2/01/24 ...........................................................        700,000       783,769
      Refunding, 6.90%, 2/01/24 ..............................................................        800,000       849,688
    Sand City RDA, Tax Allocation Revenue, Redevelopment Project, 6.00%, 11/01/26 ............      3,900,000     3,715,101
    Southern California Public Power Authority Transmission Project Revenue,
     Southern Transmission, Refunding, 6.125%, 7/01/18 .......................................      1,140,000     1,165,194
    Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
      5.80%, 9/01/14 .........................................................................      4,000,000     3,838,920
      6.00%, 9/01/18 .........................................................................      1,000,000       965,020
      6.00%, 9/01/24 .........................................................................      1,100,000     1,041,678
    Stockton Health Facilities Revenue, Dameron Hospital Association,
     Refunding, Series A, 5.70%, 12/01/14 ....................................................      2,300,000     2,182,309
    Taft PFA, Lease Revenue, Community Correctional Facility Project, Series A, 6.05%, 1/01/17      3,235,000     3,237,038
    Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 .............      1,200,000     1,282,656
    Upland COP, Refunding, California Mortgage Insured, 5.50%, 6/01/21 .......................      2,000,000     1,861,860
    Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ..................      9,345,000     9,937,473
    Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ....................................     14,830,000    14,289,297
    Victor Valley UHSD, COP, Instructional Academy Project, MBIA Insured, 5.80%, 11/15/21 ....      1,000,000       996,270
    Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding, Series E,
      5.75%, 10/01/13 ........................................................................      1,595,000     1,551,902
      5.875%, 10/01/18 .......................................................................      1,665,000     1,571,692
      6.00%, 10/01/22 ........................................................................      2,650,000     2,496,193
    Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, 5.875%, 2/01/28 .............      1,685,000     1,574,210
 (a)West Sacramento Special Tax Community Facilities District No 10, 6.75%, 9/01/26 ..........      3,235,000     3,190,809
    Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 .............      7,400,000     7,730,187
                                                                                                                -----------
    TOTAL BONDS (COST $604,454,933) ..........................................................                  584,713,808
                                                                                                                -----------

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
    ZERO COUPON BONDS (7.7%)
 (a)Duarte RDA Tax Allocation, Capital Appreciation, sub. lien,
    Merged Redevelopment Project, 12/01/28 ......................................................   $30,795,000   $   4,356,569
    Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding,
      01/15/25 ..................................................................................    57,000,000      11,266,620
      01/15/30 ..................................................................................    67,500,000       9,522,225
      MBIA Insured, 01/15/40 ....................................................................    10,000,000       9,280,700
    San Diego RDA, Capital Appreciation, Tax Allocation, Series B
      09/01/15 ..................................................................................     6,810,000       2,390,855
      09/01/16 ..................................................................................     1,500,000         486,405
      09/01/19 ..................................................................................     1,800,000         462,690
      09/01/20 ..................................................................................     1,800,000         429,336
      09/01/21 ..................................................................................     1,800,000         399,006
      09/01/22 ..................................................................................     1,900,000         391,248
      09/01/23 ..................................................................................     1,900,000         361,665
      09/01/24 ..................................................................................     1,900,000         337,250
      09/01/25 ..................................................................................     1,900,000         315,286
      09/01/26 ..................................................................................     1,900,000         293,265
      09/01/27 ..................................................................................     1,900,000         273,486
      09/01/10 ..................................................................................     3,770,000       1,902,003
      09/01/28 ..................................................................................     1,900,000         255,018
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, junior lien, ETM, 1/01/28    19,150,000       3,602,115
    Santa Monica-Malibu USD, GO, Capital Appreciation, FGIC Insured,8/01/23 .....................     6,340,000       1,533,266
                                                                                                                  -------------
    TOTAL ZERO COUPON BONDS (COST $51,828,684) ..................................................                    47,859,008
                                                                                                                  -------------
    TOTAL INVESTMENTS (COST $656,283,617) 102.1% ................................................                   632,572,816
    OTHER ASSETS, LESS LIABILITIES (2.1%) .......................................................                   (13,175,757)
                                                                                                                  -------------
    NET ASSETS 100.0% ...........................................................................                 $ 619,397,059
                                                                                                                  -------------

See Glossary of Terms on page 35.

(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b)  See Note 6 regarding defaulted securities


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                         SIX MONTHS ENDED                    YEAR ENDED MAY 31,
                                                        NOVEMBER 30, 1999   ---------------------------------------------------
                                                          (UNAUDITED)(3)      1999       1998       1997       1996      1995
                                                        -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................        $ 11.16        $ 11.27    $ 10.71    $ 10.40    $ 10.53    $10.11
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................            .28            .55        .57        .58        .56       .52
 Net realized and unrealized gains (losses) .........           (.85)          (.08)       .56        .33       (.09)      .35
                                                        -----------------------------------------------------------------------
Total from investment operations ....................           (.57)           .47       1.13        .91        .47       .87
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................           (.27)          (.55)      (.57)      (.60)      (.60)     (.45)
 Net realized gains .................................             --           (.03)        --         --         --        --
                                                        -----------------------------------------------------------------------
Net asset value, end of period ......................        $ 10.32        $ 11.16    $ 11.27    $ 10.71    $ 10.40    $10.53
                                                        =======================================================================

Total return(1) .....................................          (5.12%)         4.19%     10.75%      8.95%      4.50%     8.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $70,888        $77,117    $44,526    $26,708    $13,956    $5,986
Ratio to average net assets:
 Expenses ...........................................           0.40%(2)        .40%       .40%       .40%       .33%      .10%
 Expenses excluding waiver and payments by affiliates           0.80%(2)        .81%       .81%       .84%       .91%      .92%
 Net investment income ..............................           5.22%(2)       4.88%      5.12%      5.51%      5.67%     6.02%
Portfolio turnover rate .............................          16.48%         13.39%     37.67%     27.60%     27.23%    24.71%

(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2)  Annualized

(3)  Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED)

                                                                                                        PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                  AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.6%
 Carroll County IDBR, Henry I. Siegel Co. Inc. Project, Refunding, 7.20%, 4/01/05 ..................   $  500,000   $  504,325
 Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
   Refunding, Series A, 5.00%, 12/01/18 ............................................................    1,000,000      861,140
   Series A, 5.00%, 12/01/28 .......................................................................    1,000,000      819,840
   Cleveland Public Improvement, GO, FGIC Insured, 5.25%, 6/01/24 ..................................    3,000,000    2,723,820
 Cleveland Water and Sewer, GO, FGIC Insured, 5.375%, 9/01/28 ......................................    1,000,000      916,050
 Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 .............    4,000,000    3,645,400
 Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%,
  10/01/26 .........................................................................................    1,000,000      991,990
 Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ..............................      500,000      502,415
 Hardeman County GO, FGIC Insured, 5.625%, 4/01/24 .................................................      880,000      841,218
 Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities
  Improvement, Series A, MBIA Insured, 5.00%, 9/01/28 ..............................................    3,540,000    3,061,852
 Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24 ........      500,000      532,460
 Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project,
  6.70%, 5/01/24 ...................................................................................      800,000      858,488
 Jackson GO, Refunding and Improvement, MBIA Insured, 5.125%, 3/01/16 ..............................    1,000,000      925,540
 Johnson City GO,
   Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ...................................      500,000      529,780
   Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ......................................................      100,000      103,560
 Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project, Series A,
  GNMA Secured, 5.90%, 6/20/37 .....................................................................    1,390,000    1,323,669
 Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 .......      100,000      110,258
 Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA Insured, 6.10%,
  1/01/19 ..........................................................................................      100,000      103,059
 Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement, Series A,
  MBIA Insured, 5.625%, 12/01/19 ...................................................................    1,000,000      978,290
 Knox County Health, Educational and Housing Board Hospital Facilities Revenue,
   Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ..................................    1,250,000    1,274,138
   Mercy Health Systems, Refunding, Series B, AMBAC Insured, 5.875%, 9/01/15 .......................      345,000      351,776
 Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%, 3/01/28 ......      250,000      251,528
 Knoxville Electric Revenue, Refunding and Improvement Systems, Series S, 5.10%, 7/01/24 ...........    1,500,000    1,329,300
 Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%, 2/01/23 .....    1,305,000    1,326,715
 Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 .......................................      150,000      160,500
 Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 ...............      620,000      637,608
 McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 .......................      500,000      532,460
 Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
   Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 .....................................      150,000      160,577
   MF River Trace II, Refunding, Series A, FNMA Secured, 6.45%, 4/01/26 ............................      100,000      101,926
 Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%, 3/01/24 ..    2,500,000    2,474,525
 Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 9/01/15 ..........      500,000      499,950
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
  Express Corp., 6.75%, 9/01/12 ....................................................................      100,000      104,987
 Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
   5.20%, 5/15/23 ..................................................................................    1,000,000      902,290
   Pre-Refunded, 6.00%, 5/15/17 ....................................................................      200,000      210,658
 Metropolitan Government of Nashville and Davidson County GO,
   Public Improvements, 5.875%, 5/15/26 ............................................................    1,000,000      996,630
   Refunding, 5.125%, 5/15/25 ......................................................................    5,500,000    4,902,095
 Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
  Revenue,
   Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ..................      150,000      167,320
   Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ................................      500,000      507,715

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Metropolitan Government of Nashville and Davidson County Health and Educational
  Facilities Board Revenue, (cont.)
   Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ........................   $  965,000   $  884,297
   The Vanderbilt University, Refunding, Series A, 5.375%, 7/01/18 ....................      700,000      661,087
   The Vanderbilt University, Refunding, Series B, 5.00%, 10/01/28 ....................    2,750,000    2,371,463
 Metropolitan Government of Nashville and Davidson County Sports Authority
  Revenue, Stadium Public Improvement Project, AMBAC Insured, 5.875%, 7/01/21 .........    1,775,000    1,769,515
 Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
  Refunding, 5.50%, 1/01/16 ...........................................................      620,000      603,210
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
  7/01/15 .............................................................................      205,000      214,432
 Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 .......      180,000      196,950
 Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
  Clarksville Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 ......    3,000,000    2,460,900
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
  6.85%, 3/15/28 ......................................................................      295,000      293,133
 Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ........................      100,000      102,724
 Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.50%, 7/01/23 .......................................................      100,000      109,977
   Public Improvement, Refunding, 5.75%, 7/01/17 ......................................      750,000      752,153
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
  Pre-Refunded, 6.00%, 7/01/22 ........................................................      500,000      542,805
 Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 .............................................      100,000      106,151
   Series X, 5.50%, 7/01/25 ...........................................................      500,000      474,365
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo
  Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..................................      200,000      210,120
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines,
  Series A, 6.25%, 6/01/26 ............................................................      600,000      590,838
 Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .    3,000,000    2,631,420
 Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria
  Assisted Living Project, Series A, 5.50%, 12/01/31 ..................................    2,010,000    1,794,870
 Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 ......................      530,000      552,006
 South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 .........................      300,000      307,188
 Sullivan County IDBR, Brandymill, Refunding, Series I-A, GNMA Secured, 6.35%,
  7/20/27 .............................................................................      350,000      359,709
 Tennessee HDA,
   Homeownership Program, 5.375%, 7/01/23 .............................................    1,000,000      914,570
   Homeownership Program, Issue 4A, 6.375%, 7/01/22 ...................................      800,000      810,216
   Homeownership Program, Series 3, 5.85%, 7/01/23 ....................................      320,000      308,886
   Homeownership Program, Series 3C, 6.00%, 1/01/20 ...................................    2,500,000    2,462,600
   Mortgage Finance, Series A, 6.90%, 7/01/25 .........................................      200,000      209,342
   Mortgage Finance, Series B, 6.60%, 7/01/25 .........................................      145,000      149,433
   Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ...........................      630,000      639,456
 Tennessee State Local Development Authority Revenue,
   Community Provider Pooled Loan Program, Pre-Refunded, 6.55%, 10/01/23 ..............      100,000      108,187
   State Loan Program, Refunding, Series A, MBIA Insured, 5.125%, 3/01/22 .............      150,000      134,492
 Tennessee State School Board Authority, Higher Educational Facilities,
   2nd Program, Series A, 5.00%, 5/01/28 ..............................................    3,000,000    2,593,050
   Series A, Pre-Refunded, 6.25%, 5/01/22 .............................................      100,000      105,393
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
  5.50%, 10/01/18 .....................................................................    1,000,000      903,240
 West Carroll Special School District, MBIA Insured, 5.375%, 6/01/29 ..................    1,055,000      965,673
 White House Utility District, Robertson and Sumner Counties Waterworks System Revenue,
  Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 ..................................    1,890,000    1,795,859

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                            PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Wilson County COP,
      Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 .............................   $  220,000   $   236,601
      FSA Insured, 5.25%, 3/30/18 .......................................................    1,000,000       925,590
                                                                                                         -----------
    TOTAL LONG TERM INVESTMENTS (COST $72,304,461) ......................................                 68,477,753
                                                                                                         -----------
    SHORT TERM INVESTMENTS .4%
 (c)Bradley County IDB Industrial Revenue, Refunding, Olin Corporate Project, Series C,
     Daily VRDN and Put, 3.85%, 11/01/17 (COST $300,000) ..............................        300,000       300,000
                                                                                                         -----------
    TOTAL INVESTMENTS (COST $72,604,461) 97.0% ..........................................                 68,777,753
    OTHER ASSETS, LESS LIABILITIES 3.0% .................................................                  2,110,257
                                                                                                         -----------
    NET ASSETS 100.0% ...................................................................                $70,888,010
                                                                                                         ===========

See Glossary of Terms on page 35.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.


                     See notes to financial statements.


Franklin Municipal Securities Trust
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Corp.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance (Some of the securities shown as FSA
           Insured were originally insured by Capital Guaranty Insurance Co.
           (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
RDA      - Redevelopment Agency
UHSD     - Unified High School District
USD      - Unified School District


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999 (UNAUDITED)

                                                                FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                     HIGH YIELD            MUNICIPAL
                                                                   MUNICIPAL FUND          BOND FUND
                                                                ----------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................      $ 656,283,617         $ 72,604,461
                                                                   ==================================
  Value .....................................................        632,572,816           68,777,753
 Cash .......................................................                 --               92,565
 Receivables:
  Investment securities sold ................................          5,595,117            1,195,656
  Capital shares sold .......................................          1,651,008              162,966
  Interest ..................................................         10,428,717            1,144,136
                                                                   ----------------------------------
    Total assets ............................................        650,247,658           71,373,076
                                                                   ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................         14,657,190                   --
  Capital shares redeemed ...................................         12,756,942              301,550
  Affiliates ................................................            302,458               24,386
  Shareholders ..............................................            100,773               10,132
 Distributions to shareholders ..............................          1,145,085              136,178
 Funds advanced by custodian ................................          1,865,405                   --
 Other liabilities ..........................................             22,746               12,820
                                                                   ----------------------------------
    Total liabilities .......................................         30,850,599              485,066
                                                                   ----------------------------------
      Net assets, at value ..................................      $ 619,397,059         $ 70,888,010
                                                                   ==================================
Net assets consist of:
 Undistributed net investment income ........................      $          --         $    113,617
 Accumulated distributions in excess of net investment
   income ...................................................         (1,211,741)                  --
 Net unrealized depreciation ................................        (23,710,801)          (3,826,708)
 Accumulated net realized loss ..............................        (11,929,476)            (820,328)
 Capital shares .............................................        656,249,077           75,421,429
                                                                   ----------------------------------
      Net assets, at value ..................................      $ 619,397,059         $ 70,888,010
                                                                   ==================================


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 1999 (UNAUDITED)

                                                                         FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                              HIGH YIELD            MUNICIPAL
                                                                            MUNICIPAL FUND          BOND FUND
                                                                         ----------------------------------------
CLASS A:
 Net assets, at value ................................................       $545,160,816          $70,888,010
                                                                             =================================
 Shares outstanding ..................................................         55,422,557            6,870,367
                                                                             =================================
 Net asset value per share* ..........................................       $       9.84          $     10.32
                                                                             =================================
 Maximum offering price per share (net asset value per share / 95.75%)       $      10.28          $     10.78
                                                                             =================================
CLASS C:
 Net assets, at value ................................................       $ 74,236,243                   --
                                                                             =================================
 Shares outstanding ..................................................          7,525,958                   --
                                                                             =================================
 Net asset value per share* ..........................................       $       9.86                   --
                                                                             =================================
 Maximum offering price per share (net asset value per share / 99.00%)       $       9.96                   --
                                                                             =================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)

                                                         FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                              HIGH YIELD            MUNICIPAL
                                                            MUNICIPAL FUND          BOND FUND
                                                         ----------------------------------------
Investment income:
 Interest ..........................................         $ 19,521,022          $ 2,082,260
                                                             ---------------------------------
Expenses:
 Management fees (Note 3) ..........................            1,600,472              231,859
 Distribution fees (Note 3)
  Class A ..........................................              289,115               37,120
  Class C ..........................................              252,586                   --
 Transfer agent fees (Note 3) ......................               93,679                9,823
 Custodian fees ....................................                3,143                  358
 Reports to shareholders ...........................               27,120                2,693
 Registration and filing fees ......................               38,634                4,179
 Professional fees .................................               14,344                2,135
 Trustees' fees and expenses .......................               14,616                1,573
 Other .............................................               12,893                6,481
                                                             ---------------------------------
    Total expenses .................................            2,346,602              296,221
    Expenses waived/paid by affiliate (Note 3) .....             (558,330)            (147,726)
                                                             ---------------------------------
      Net expenses .................................            1,788,272              148,495
                                                             ---------------------------------
       Net investment income .......................           17,732,750            1,933,765
                                                             ---------------------------------
Realized and unrealized losses:
 Net realized loss from investments ................          (10,117,730)            (752,990)
 Net unrealized depreciation on investments ........          (38,950,860)          (5,153,976)
                                                             ---------------------------------
Net realized and unrealized loss ...................          (49,068,590)          (5,906,966)
                                                             ---------------------------------
Net decrease in net assets resulting from operations         $(31,335,840)         $(3,973,201)
                                                             =================================


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1999

                                                                    FRANKLIN CALIFORNIA                FRANKLIN TENNESSEE
                                                                 HIGH YIELD MUNICIPAL FUND             MUNICIPAL BOND FUND
                                                             --------------------------------------------------------------------
                                                                SIX MONTHS            YEAR          SIX MONTHS           YEAR
                                                                   ENDED              ENDED            ENDED             ENDED
                                                             NOVEMBER 30, 1999    MAY 31, 1999   NOVEMBER 30, 1999   MAY 31, 1999
                                                             --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................     $  17,732,750     $  29,167,118      $  1,933,765     $  2,919,711
  Net realized gain (loss) from investments ..............       (10,117,730)          469,247          (752,990)          65,650)
  Net unrealized depreciation on investments .............       (38,950,860)       (4,500,445)       (5,153,976)        (845,514)
                                                               -------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations ......................................       (31,335,840)       25,135,920        (3,973,201)       2,008,547
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................       (15,832,551)      (26,332,992)       (1,895,122)      (2,879,542)
   Class C ...............................................        (1,900,199)       (2,834,125)               --               --
  In excess of net investment income:
   Class A ...............................................          (240,447)         (845,334)               --               --
   Class C ...............................................           (28,871)          (90,980)               --               --
  Net realized gains .....................................                --                --                --         (137,536)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders .....................       (18,002,068)      (30,103,431)       (1,895,122)      (3,017,078)
 Capital share transactions: (Note 2)
  Class A ................................................         4,966,850       175,775,393          (361,044)      33,600,071
  Class C ................................................         1,678,062        38,708,484                --               --
                                                               -------------------------------------------------------------------
 Total capital share transactions ........................         6,644,912       214,483,877          (361,044)      33,600,071
   Net increase (decrease) in net assets .................       (42,692,996)      209,516,366        (6,229,367)      32,591,540
Net assets
 Beginning of period .....................................       662,090,055       452,573,689        77,117,377       44,525,837
                                                               -------------------------------------------------------------------
 End of period ...........................................     $ 619,397,059     $ 662,090,055      $ 70,888,010     $ 77,117,377
                                                               ===================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of period ............................................     $  (1,211,741)    $    (942,423)     $    113,617     $     74,974
                                                               ===================================================================


                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The Trust previously consisted of four series. On August 26, 1999, pursuant to a plan of reorganization approved by the funds' shareholders, the Franklin Arkansas Municipal Bond Fund and the Franklin Washington Municipal Bond Fund were merged into the Franklin Federal Tax-Free Income Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

For the Franklin California High Yield Municipal Fund, realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                   CLASS A & CLASS C
---------------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond Fund    Franklin California High Yield Municipal Fund

At November 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                      FRANKLIN CALIFORNIA             FRANKLIN TENNESSEE
                                                   HIGH YIELD MUNICIPAL FUND         MUNICIPAL BOND FUND
                                                  ----------------------------------------------------------
                                                     SHARES          AMOUNT          SHARES        AMOUNT
                                                  ----------------------------------------------------------
CLASS A SHARES:
Six months ended November 30, 1999
 Shares sold ..................................    13,429,419    $ 137,052,153       826,862    $  8,850,386
 Shares issued in reinvestment of distributions       662,002        6,705,949        97,213       1,030,324
 Shares redeemed ..............................   (13,731,514)    (138,791,252)     (965,601)    (10,241,754)
                                                  ----------------------------------------------------------
Net increase (decrease) .......................       359,907    $   4,966,850       (41,526)   $   (361,044)
                                                  ==========================================================
Year ended May 31, 1999
 Shares sold ..................................    27,772,926    $ 298,610,959     3,411,015    $ 38,679,224
 Shares issued in reinvestment of distributions     1,020,987       10,979,213       142,474       1,615,863
 Shares redeemed ..............................   (12,429,134)    (133,814,779)     (591,080)     (6,695,016)
                                                  ----------------------------------------------------------
Net increase ..................................    16,364,779    $ 175,775,393     2,962,409    $ 33,600,071
                                                  ==========================================================
CLASS C SHARES:
Six months ended November 30, 1999
 Shares sold ..................................     1,273,885    $  13,029,093
 Shares issued in reinvestment of distributions        94,404          958,176
 Shares redeemed ..............................    (1,212,795)     (12,309,207)
                                                  -----------------------------
Net increase (decrease) .......................       155,494    $   1,678,062
                                                  =============================
Year ended May 31, 1999
 Shares sold ..................................     4,445,199    $  47,926,169
 Shares issued in reinvestment of distributions       126,216        1,360,771
 Shares redeemed ..............................      (981,379)     (10,578,456)
                                                  -----------------------------
Net increase ..................................     3,590,036    $  38,708,484
                                                  =============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

     ANNUALIZED FEE RATE   MONTH-END NET ASSETS
     -------------------------------------------------------------------------
         .625%             First $100 million
         .50%              Over $100 million, up to and including $250 million
         .45%              In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the Fund's average daily assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                FRANKLIN      FRANKLIN
                                               CALIFORNIA     TENNESSEE
                                               HIGH YIELD     MUNICIPAL
                                             MUNICIPAL FUND   BOND FUND
                                             --------------------------
     Net commissions received (paid) .....     $(250,841)       $7,802
     Contingent deferred sales charges ...     $  58,860        $2,120

The Funds paid transfer agent fees of $103,502, of which $85,210 was paid to Investor Services.

4. INCOME TAXES

At May 31, 1999, the Franklin California High Yield Municipal Fund had tax basis capital losses which may be carried over to offset future capital gains.
Such losses expire as follows:

     Capital loss carryovers expiring in: 2003 ......   $1,416,838
                                          2004 ......        4,508
                                          2005 ......      390,400
                                                        ----------
                                                        $1,811,746
                                                        ==========


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At May 31, 1999, the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 1998 of $67,509. For tax purposes, such losses will be reflected in the year ending May 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At November 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                      FRANKLIN       FRANKLIN
                                     CALIFORNIA      TENNESSEE
                                     HIGH YIELD      MUNICIPAL
                                   MUNICIPAL FUND    BOND FUND
                                   -----------------------------
     Investments at cost .......   $ 656,283,617    $ 72,604,461
                                   =============================
     Unrealized appreciation ...   $   9,569,391    $    609,070
     Unrealized depreciation ...     (33,280,192)     (4,435,778)
                                   -----------------------------
     Net unrealized appreciation   $ (23,710,801)   $ (3,826,708)
                                   =============================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1999 were as follows:

                    FRANKLIN       FRANKLIN
                   CALIFORNIA      TENNESSEE
                   HIGH YIELD      MUNICIPAL
                 MUNICIPAL FUND    BOND FUND
                 ----------------------------
     Purchases    $182,057,432    $11,892,207
     Sales ...    $152,730,508    $13,772,270

6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Bond Fund has 26.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1999, the Fund held defaulted securities with a value aggregating $8,000,000 representing 1.3% of the Fund's net assets. For more information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


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